[TETON MOUNTAINS GRAPHIC OMITTED]
                                                                     THE GABELLI
                                                                   UTILITY TRUST

THIRD QUARTER REPORT
SEPTEMBER 30, 2002

                        [TETON MOUNTAINS GRAPHIC OMITTED]
                                  THE GABELLI
                                 UTILITY TRUST

     Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

INVESTMENT OBJECTIVE:

      The Gabelli Utility Trust is a closed-end, non-diversified management investment company whose primary objectives are long-term growth of capital and income. The Trust will invest in companies that provide products, services or equipment for the generation or distribution of electricity, gas and water. Additionally, the Trust will invest in companies in telecommunications services or infrastructure operations.

                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

TO OUR SHAREHOLDERS,

      In our view, the major investment theme for electric, gas and telephone utilities can be summed up in two words: size matters. Electric generators with a large and geographically diverse portfolio of generating plants can trade around their structural long positions to enhance returns while avoiding the risk of asset concentration in a single market. Electric, gas and telephone distribution companies can spread their substantial fixed costs over a larger base of customers and see the cost per customer decline, enhancing earnings while reducing prices. Although the current unsettled market conditions seem to have caused the consolidation activity seen over the past several years to slow for a while, the underlying economics continue to support additional merger and acquisition activity over time. We believe that the recent entry of large European acquirers, the relatively low stock prices of utility companies and the potential repeal by Congress of the 1935 Public Utility Holding Company Act, known as PUHCA, could accelerate the utility consolidation trend in the coming quarters.

[GRAPHIC OMITTED]
MARIO J. GABELLI

[TETON MOUNTAINS GRAPHIC OMITTED]
THE GABELLI
UTILITY TRUST

PREMIUM / DISCOUNT DISCUSSION

      As a refresher to our shareholders, the price of a closed-end mutual fund is determined in the open market by willing buyers and sellers. Shares of The Gabelli Utility Trust (the "Trust") trade on the New York Stock Exchange and may trade at a premium to (higher than) net asset value ("NAV") (the market value of the Trust's underlying portfolio) or a discount to (lower than) net asset value. Of the 519 closed-end funds that are publicly traded in the U.S., approximately 27% currently trade at premiums to NAV versus 26% five years ago and 58% ten years ago.

      Ideally, the Trust's market price will generally track the NAV. The Trust's premium or discount to NAV fluctuates over time. Over our Trust's 3-year history, the range fluctuated from a 3% discount in November 2000 to a 44% premium in September 2002. The average variance from NAV for the Trust since inception is a 13.9% premium to NAV. Shortly after the inception of the Trust, the market price of the Trust exceeded the NAV and this premium has gradually increased since.

[GRAPH OMITTED]
                          ----------------------------
                               SEPTEMBER 30, 2002
                               ------------------
                              Net Asset Value $6.03
                              Market Price    $8.60
                              Premium         42.62%
                          ----------------------------
EDGAR REPRESENTATION OF PLOT POINTS:
                  0.1672
                  0.0816
                  0.1152
                  0.0582
                  0.0117
                  0.0007
2000              0.0375
                  0.0289
                 -0.0127
                  0.0417
                 -0.0016
                  0.0403
                  0.0016
                  0.0081
                  0.0064
                 -0.0220
                  0.0003
                  0.0658
2001              0.0532
                  0.1445
                  0.0728
                  0.1646
                  0.1409
                  0.1223
                  0.1229
                  0.1643
                  0.1572
                  0.2455
                  0.2414
                  0.2746
2002              0.3454
                  0.3704
                  0.3101
                  0.3225
                  0.1723
                  0.2561
                  0.3297
                  0.4065
9/30/2002         0.4262

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

             AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2002 (A)
             -----------------------------------------------------
                                                                          SINCE
                                                         QUARTER      INCEPTION (B)      3 YEAR       1 YEAR
                                                         -------      -------------      ------       ------
   Gabelli Utility Trust NAV Return (c) ...............  (10.70)%         2.66%           2.82%       (9.61)%
   Gabelli Utility Trust Investment Return (d) ........    0.71%         11.44%          10.66%        8.99%
   S&P Utility Index ..................................  (22.28)%       (12.36)%        (11.54)%     (35.42)%
   Lipper Utility Fund Average ........................  (17.60)%       (12.77)%        (12.37)%     (30.19)%

   (a) Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. The S&P Utility Index is an unmanaged indicator of electric and gas utility stock performance, while the Lipper Average reflects the average performance of open-end mutual funds classified in this particular category. Dividends are considered reinvested. Performance for periods less than one year are not annualized.
   (b)  From commencement of investment operations on July 9, 1999.
   (c) Total returns and average annual returns reflect changes in net asset value ("NAV"), reinvestment of distributions and adjustments for rights offerings, and are net of expenses. Since inception return based on initial net asset value of $7.50.
   (d) Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions and adjustments for rights offerings. Since inception return based on initial offering price of $7.50.

--------------------------------------------------------------------------------

      "Mr. Market" often provides opportunities to invest at a discount. The Trust has considered various initiatives to narrow the discount when appropriate through distribution policies, rights offerings, share repurchase programs and the potential use of leverage.

      The Trust's long-term investment goal is growth of capital and income. We believe that our stock selection process adds to the investment equation. We have a successful history of investment providing shareholders average annual returns of 2.7% since inception. However, it is important to remember that "Mr. Market" is a pendulum that swings both ways. As the market moves away from momentum investing and back to basics, we believe that an excessive premium for the Trust is not likely to be sustainable.

OUR APPROACH

      There are nearly 80 publicly traded investor-owned electric utilities in the U.S., and this is at least 50 more than we need from the standpoint of economic efficiency. Stand-alone natural gas distribution companies make no economic sense either; the combination utility model is clearly better. The balkanized structure of the industry is inherently inefficient, and competitive forces are now putting pressure on the marginal players. The big companies feel the need to be bigger to achieve scale economies, and the small companies are selling out as the cost of staying in the game rises. It is only because of a complex and lengthy merger review and approval process that the industry remains as fragmented as it is. Our investments in regulated companies have primarily, though not exclusively, focused on fundamentally sound, reasonably priced mid-cap and small-cap utilities that are likely acquisition targets for large utilities seeking to bulk up. We also like the beneficiaries of developing trends. This has led to our ongoing focus on natural gas pipelines and storage operators as a way to take advantage of the growing demand for natural gas in the U.S.

COMMENTARY

      The third quarter of 2002 was one of the most challenging periods in history for utility stocks. Despite relatively solid fundamentals at many utility companies, the well-publicized financial problems of a small number of companies seemed to weigh heavily upon the whole group. In addition, the third quarter of 2002 was one of the few times when utility stocks did not exhibit their typical defensive characteristics during a bear market.

      In previous quarters, utility stocks, with their high and relatively secure dividends, were able to avoid the panic selling that engulfed stocks of the more risky merchant energy companies. However, during the third quarter, dividends did not seem to matter. When the stock market learned about a problem at a utility company, the share price was driven down even after the CEO reassured investors about the safety of the dividend.

      Only a handful of utility stocks were able to swim against the tide. The winners in the quarter were the stocks of the safest, plain vanilla, transmission and distribution companies that have no merchant energy exposure and also that have no balance sheet problems.

      The trend of credit rating downgrades for utilities and merchant energy companies accelerated during the third quarter. A number of utilities were attracted by the potential for higher earnings growth from the merchant energy sector and they borrowed too heavily in 1999 and 2000 in an effort to quickly construct new unregulated power plants. When wholesale power prices plunged in 2001 and remained low in 2002, the earnings from these new power plants were disappointing and debt coverage was weaker than expected. The response by many utilities to credit rating downgrades was to strengthen the balance sheet by issuing large amounts of new common equity. The near term impact was dilutive to earnings and also the supply of so much new stock had a depressing effect on utility stock prices.

      Fundamentally, we are encouraged by the fact that many companies in the electric utility sector have decided to get back to basics and have significantly reduced or eliminated their involvement in risky energy trading. Many companies also have cancelled the construction of merchant power plants that were scheduled to begin construction during 2002 and 2003, thereby reducing their external financing requirements. The result should be a more stable earnings outlook as these companies concentrate on improving their utility earnings and stop trying to hit a home run in the risky merchant energy sector.

      The U.S. economy remains somewhat weak. The long-awaited recovery from the recession appears to be under way, but it is a very slow recovery. This probably means that it is unlikely that the Federal Reserve Board ("Fed") will tighten its monetary policy in the next few quarters. Some forecasters, who worry about a double-dip recession, want the Fed to ease up further on interest rates. Therefore, with interest rates likely to remain near their 40-year lows, utility stocks, with their high and relatively secure yields, should remain popular with conservative total return investors.

      We believe that investors will rediscover the importance of yield. In a world of high uncertainty, cash in hand has more value than the promise of future earnings. The future earnings stream of stocks that pay no dividends but promise very high earnings growth must be discounted at a much higher rate in today's investment world. This effectively raises the value of stocks with a high up-front current return, such as utilities.

      A major fundamental positive for the utilities sector would be the passage by Congress of the pending energy legislation. President Bush included in his legislative package the repeal of the 1935 Public Utility Holding Company Act, known as PUHCA, which has been a major deterrent to mergers and acquisitions in the utility industry. We believe that the pace of merger activity would accelerate greatly if PUHCA is repealed. Although the Democrats and Republicans in both houses of Congress have found plenty to disagree about regarding many other issues in the President's broad energy bill, there appears to be little opposition to PUHCA repeal. We are cautiously optimistic that the Republican-controlled House and the Democrat-controlled Senate can pass a compromise energy bill that includes PUHCA repeal before the end of this year.

      Speaking of mergers and acquisitions, we believe that the recent decline in stock prices for many utilities should make them more attractive as takeover targets. Many cash-rich European utilities are shopping around for U.S. acquisitions. We are watching closely the situation involving German utility giant E.ON, which completed the acquisition of the U.K.'s PowerGen in early July. PowerGen owned the largest utility in Kentucky, LG&E Energy. E.ON's Chairman and CEO has said publicly that he wants to use LG&E and its one million utility customers as a base for making further U.S. utility acquisitions. In addition, we are watching National Grid of the U.K. because we expect the company to make another acquisition in the U.S. In recent years, National Grid has acquired three utilities in the northeastern region of the U.S., including New England Electric, EUA and Niagara Mohawk Power.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

CINERGY CORP. (CIN - $31.43 - NYSE) is another consolidation play. Cinergy has terrific physical assets (low-cost generating plants) in a strategic location. Cinergy's Midwest location enables it to market its low-cost power into several different regions. Furthermore, many of the utilities around Cinergy have gotten much bigger in recent years through acquisitions while Cinergy has remained relatively the same size. Cinergy's power plants in the state of Ohio are deregulated, giving the company an opportunity to earn higher returns. In addition, over the past few years, Cinergy's senior management team has accumulated a hefty position in the common stock and in its options. This should make them more willing to talk with potential acquirers. Just to the south of Cinergy's territory is the state of Kentucky, where the giant German utility E.ON has just acquired the largest utility in Kentucky, the former LG&E. E.ON has stated its intention to acquire other U.S. utilities and Cinergy would be a great fit with LG&E.

DPL INC. (DPL - $16.45 - NYSE) is another consolidation play in the Midwest. DPL is the holding company for the small utility, Dayton Power & Light. DPL shares have fallen recently after the management lowered earnings per share ("EPS") guidance and also indicated that it would write down the value of some of its non-utility investment portfolio. The Trust took advantage of the falling stock price and added to its holdings in DPL. As one of the smallest utilities in the region, and one whose state (Ohio) has deregulated its low-cost generating plants, we believe that DPL is a prime target for acquisition by a larger electric company.

DQE INC. (DQE - $15.00 - NYSE) is a consolidation play whose stock price fell sharply in the second quarter when the company came to market with a very large equity offering. The Trust took advantage of the falling stock price and added significantly to its position in DQE. DQE is the holding company for the electric utility in Pittsburgh called Duquesne Light. The company sold off nearly all of its power plants when the state of Pennsylvania moved toward utility deregulation a few years ago. DQE has an agreement to sell off its water utility business and plans to use the proceeds to pay down debt. The company is surrounded by several utilities that are much larger and we think that its relatively low stock price makes it an attractive takeover target.

DUKE ENERGY CORP. (DUK - $19.55 - NYSE) is a fallen angel. Duke Energy announced a major reduction in earnings per share expectations and the shares fell sharply. The reduction was due to the decline in profits from energy trading and marketing. In addition, Duke had a huge common stock offering in the third quarter that put additional pressure on the share price. The Trust used the decline in the share price of DUK as an opportunity to add shares. Duke Energy's primary businesses are low-risk regulated utilities in North and South Carolina and large interstate natural gas pipelines that should continue to produce steady earnings growth and stable cash flows.

NICOR INC. (GAS - $28.20 - NYSE) is a natural gas utility that serves the area around the city of Chicago and surrounding counties. The company has relatively strong fundamentals and a solid track record of good financial performance. Nevertheless, the share price fell sharply during the third quarter when state regulators announced a review of the business at a small subsidiary of the company. This over-reaction by the stock market made the stock very cheap and the Trust added more shares to its portfolio when this buying opportunity arose. Nicor has one of the highest yields among the regulated natural gas distribution stocks.

NSTAR (NST - $39.55 - NYSE) is a consolidation play in the New England region. NSTAR is primarily an electric transmission and distribution utility serving the Boston and Cape Cod regions of Massachusetts. NST also owns a small gas utility. The Northeast region of the U.S. has been the most active area for consolidation activity among utilities. There are several potential acquirers for NST, including National Grid, who recently completed a takeover of Niagara Mohawk, and Consolidated Edison, who could use its relatively high stock price and strong balance sheet to make another acquisition. KeySpan is another potential acquirer who already owns a gas utility in the same region.

SCANA CORP. (SCG - $26.02 - NYSE) is a midcap electric and gas utility serving a large portion of South Carolina and small areas of North Carolina and Georgia. SCANA is either surrounded by or is in close proximity to several of the largest utilities in the U.S. and any one of them could afford to pay a generous premium to acquire this well-run, financially strong company.

MONTHLY DISTRIBUTIONS

      The Trust has a $0.06 per share monthly distribution policy in place.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                       WHO                             WHEN
                       ---                             ----
      Special Chats:   Mario J. Gabelli                First Monday of each month
                       Howard Ward                     First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                       NOVEMBER                        DECEMBER                        JANUARY
                       --------                        --------                        -------
      1st Wednesday    Charles Minter & Martin Weiner  Charles Minter & Martin Weiner  Ivan Arteaga
      2nd Wednesday    Caesar Bryan                    Walter Walsh & Laura Linehan    Charles Minter & Martin Weiner
      3rd Wednesday    Walter Walsh & Laura Linehan    Hart Woodson                    Walter Walsh & Laura Linehan
      4th Wednesday    Barbara Marcin                                                  Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

                                  Sincerely,

                              /S/ MARIO J. GABELLI

                                  MARIO J. GABELLI, CFA
                                  Portfolio Manager and Chief Investment Officer

October 15, 2002

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

                            THE GABELLI UTILITY TRUST
                            PORTFOLIO OF INVESTMENTS
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                                   MARKET
    SHARES                                                          VALUE
   --------                                                       --------
               COMMON STOCKS -- 69.5%
               AGRICULTURE -- 0.0%
      16,000   Cadiz Inc.+ .................................    $     48,000
                                                                ------------
               COMMUNICATIONS EQUIPMENT -- 0.2%
      70,000   Furukawa Electric Co. Ltd. ..................         159,274
                                                                ------------
               CONSUMER PRODUCTS -- 1.2%
      50,000   Pennzoil-Quaker State Co. ...................       1,098,500
                                                                ------------
               ENERGY AND UTILITIES: ELECTRIC -- 18.0%
     120,000   AES Corp.+ ..................................         301,200
      20,000   Calpine Corp.+ ..............................          49,400
      55,000   Cinergy Corp. ...............................       1,728,650
      20,000   Cleco Corp. .................................         269,400
      66,000   DPL Inc. ....................................       1,085,700
      22,219   DTE Energy Co. ..............................         904,314
      45,000   Edison International+ .......................         450,000
     160,000   El Paso Electric Co.+ .......................       1,900,800
      22,000   FPL Group Inc. ..............................       1,183,600
      34,700   Great Plains Energy Inc. ....................         664,505
      51,000   Maine Public Service Co. ....................       1,377,000
     160,000   Northeast Utilities .........................       2,704,000
      58,000   SCANA Corp. .................................       1,509,160
      75,000   TECO Energy Inc. ............................       1,191,000
      23,000   UIL Holdings Corp. ..........................         815,350
      20,000   Unisource Energy Corp. ......................         305,000
                                                                ------------
                                                                  16,439,079
                                                                ------------
               ENERGY AND UTILITIES: INTEGRATED -- 25.2%
      40,000   Allegheny Energy Inc. .......................         524,000
      13,000   Allete ......................................         280,800
      40,000   Alliant Energy Corp. ........................         770,000
      38,000   CH Energy Group Inc. ........................       1,783,340
     100,000   CMS Energy Corp. ............................         806,000
      75,000   Constellation Energy Group Inc. .............       1,859,250
       2,000   Dominion Resources Inc. .....................         101,460
     150,000   DQE Inc. ....................................       2,250,000
     150,000   Duke Energy Corp. ...........................       2,932,500
      75,000   El Paso Corp. ...............................         620,250
      12,000   Empire District Electric Co. ................         202,800
      10,000   Entergy Corp. ...............................         416,000
       8,979   FirstEnergy Corp. ...........................         268,382
      67,666   Florida Public Utilities Co. ................         889,808
      30,000   MGE Energy Inc. .............................         769,800
     110,000   Mirant Corp.+ ...............................         243,100
       5,000   NiSource Inc. ...............................          86,150
      45,000   NiSource Inc.+ ..............................          81,450
      56,000   NSTAR .......................................       2,214,800
       1,000   Otter Tail Corp. ............................          26,340
      48,000   PG&E Corp.+ .................................         540,480

                                                                   MARKET
    SHARES                                                          VALUE
   --------                                                       --------
      10,000   PNM Resources Inc. ..........................    $    198,000
      10,000   Progress Energy Inc. ........................         408,700
      40,000   Progress Energy Inc., CVO+ ..................           8,400
       8,000   Puget Energy Inc. ...........................         163,280
      21,000   Sierra Pacific Resources ....................         128,100
       6,000   Unitil Corp. ................................         162,900
      10,000   Vectren Corp. ...............................         220,000
     170,000   Westar Energy Inc. ..........................       1,710,200
      10,000   Wisconsin Energy Corp. ......................         243,000
       7,000   WPS Resources Corp. .........................         248,080
     193,000   Xcel Energy Inc. ............................       1,796,830
                                                                ------------
                                                                  22,954,200
                                                                ------------
               ENERGY AND UTILITIES: NATURAL GAS -- 13.8%
      35,000   AGL Resources Inc. ..........................         773,150
      12,000   Cascade Natural Gas Corp. ...................         236,400
       2,000   Chesapeake Utilities Corp. ..................          37,720
      33,000   Delta Natural Gas Co. Inc. ..................         698,610
      20,000   Dynegy Inc., Cl. A ..........................          23,200
       1,000   EnergySouth Inc. ............................          25,500
      26,000   National Fuel Gas Co. .......................         516,620
      90,000   Nicor Inc. ..................................       2,538,000
      65,000   ONEOK Inc. ..................................       1,228,500
      19,000   Peoples Energy Corp. ........................         640,110
      23,000   Piedmont Natural Gas Co. Inc. ...............         815,810
       3,000   RGC Resources Inc. ..........................          53,970
     120,000   SEMCO Energy Inc. ...........................         933,600
     100,566   Southern Union Co. ..........................       1,136,396
     130,000   Southwest Gas Corp. .........................       2,892,500
                                                                ------------
                                                                  12,550,086
                                                                ------------
               ENERGY AND UTILITIES: WATER -- 4.8%
      12,000   American States Water Co. ...................         314,640
      11,000   Artesian Resources Corp., Cl. A .............         312,070
      20,500   BIW Ltd. ....................................         366,950
      20,520   California Water Service Group ..............         523,875
       7,500   Connecticut Water Service Inc. ..............         192,150
      40,000   Middlesex Water Co. .........................         900,000
      11,466   Pennichuck Corp. ............................         322,195
      15,000   Philadelphia Suburban Corp. .................         304,500
      13,500   SJW Corp. ...................................       1,053,000
       5,250   Southwest Water Co. .........................          74,865
                                                                ------------
                                                                   4,364,245
                                                                ------------
               ENVIRONMENTAL SERVICES -- 0.1%
      18,000   Catalytica Energy Systems Inc.+ .............          62,460
                                                                ------------
               SATELLITE -- 0.5%
      50,000   General Motors Corp., Cl. H+ ................         457,500
                                                                ------------

                            THE GABELLI UTILITY TRUST
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                                   MARKET
    SHARES                                                          VALUE
   --------                                                       --------
               COMMON STOCKS (CONTINUED)
               TELECOMMUNICATIONS -- 5.1%
       3,000   ALLTEL Corp. ................................    $    120,390
      12,000   AT&T Corp. ..................................         144,120
      48,000   BellSouth Corp. .............................         881,280
     125,000   Broadwing Inc.+ .............................         247,500
      20,000   BT Group plc, ADR ...........................         516,800
      30,000   CenturyTel Inc. .............................         672,900
      12,000   Citizens Communications Co.+ ................          81,360
       4,000   Commonwealth Telephone
                 Enterprises Inc.+ .........................         139,080
      10,388   D&E Communications Inc. .....................         103,880
      13,000   Deutsche Telekom AG, ADR ....................         107,510
       4,000   France Telecom SA, ADR ......................          27,920
      27,300   Touch America Holdings Inc.+ ................          16,926
      60,000   Verizon Communications Inc. .................       1,646,400
                                                                ------------
                                                                   4,706,066
                                                                ------------
               WIRELESS COMMUNICATIONS -- 0.6%
      40,000   mm02 plc, ADR+ ..............................         247,600
      40,000   Nextel Communications Inc., Cl. A+ ..........         302,000
                                                                ------------
                                                                     549,600
                                                                ------------
               TOTAL COMMON STOCKS .........................      63,389,010
                                                                ------------
               PREFERRED STOCKS -- 0.6%
               TELECOMMUNICATIONS -- 0.6%
      17,000   Citizens Communications Co.,
                 5.000% Cv. Pfd. ...........................         556,070
                                                                ------------
 PRINCIPAL
  AMOUNT
 ---------
               CORPORATE BONDS -- 0.6%
               ENERGY AND UTILITIES: INTEGRATED -- 0.6%
 $ 1,100,000   Mirant Corp., Sub. Deb. Cv.,
                 2.500%, 06/15/21 ..........................         485,375
                                                                ------------
               TELECOMMUNICATIONS -- 0.0%
     100,000   Williams Communications Group Inc.,
                 10.875%, 10/01/09+ (b) ....................          10,500
                                                                ------------
               TOTAL CORPORATE BONDS .......................         495,875
                                                                ------------

 PRINCIPAL                                                         MARKET
  AMOUNT                                                            VALUE
 ---------                                                        --------
               U.S. GOVERNMENT OBLIGATIONS -- 25.2%
 $23,000,000   U.S. Treasury Bills,
                 1.660%++, 10/03/02 ........................    $ 22,997,885
                                                                ------------

               REPURCHASE AGREEMENT -- 6.3%
   5,771,000   Agreement with State Street
                 Bank and Trust Co.,
                 1.800%, dated 9/30/02,
                 due 10/01/02, proceeds
                 at maturity, $5,771,289 (a) ...............       5,771,000
                                                                ------------

TOTAL INVESTMENTS -- 102.2%
  (Cost $105,875,892) ......................................      93,209,840

OTHER ASSETS AND LIABILITIES (NET) -- (2.2)% ...............      (2,022,943)
                                                                ------------
NET ASSETS -- 100.0%
  (15,127,034 shares outstanding) ..........................    $ 91,186,897
                                                                ============
NET ASSET VALUE
  (91,186,897 / 15,127,034 shares outstanding) .............           $6.03
                                                                       =====
---------------
            For Federal tax purposes:
            Aggregate cost .................................    $104,913,573
                                                                ============
            Gross unrealized appreciation ..................    $  3,446,153
            Gross unrealized depreciation ..................     (15,149,886)
                                                                ------------
            Net unrealized depreciation                         $(11,703,733)
                                                                ============
---------------
(a) Collateralized by U.S. Treasury Note, 7.500%, due 11/15/24, market value $5,887,000.
(b)   Security in default.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depository Receipt.
CVO - Contingent Value Obligation.

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                               SEPTEMBER 30, 2002
                               ------------------

        CH Energy Group Inc.                       Nicor Inc.
        Cinergy Corp.                              NSTAR
        DPL Inc.                                   ONEOK Inc.
        DQE Inc.                                   SCANA Corp.
        Duke Energy Corp.                          Southwest Gas Corp.
--------------------------------------------------------------------------------

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the Policy of The Gabelli Utility Trust ("Utility Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Utility Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Utility Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Utility Trust. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                            The Gabelli Utility Trust
                                  c/o EquiServe
                                 P.O. Box 43011
                            Providence, RI02940-3011

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact EquiServe at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Utility Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Utility Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Utility Trust valued at market price. If the Utility Trust should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Utility Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Utility Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Utility Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Utility Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 such that EquiServe receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Utility Trust.

                              TRUSTEES AND OFFICERS

                            THE GABELLI UTILITY TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

TRUSTEES

Mario J. Gabelli, CFA
  CHAIRMAN AND CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Vincent D. Enright
  FORMER SENIOR VICE PRESIDENT AND
  CHIEF FINANCIAL OFFICER,
  KEYSPAN ENERGY CORP.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

John D. Gabelli
  SENIOR VICE PRESIDENT,
  GABELLI & COMPANY, INC.

Robert J. Morrissey
  ATTORNEY-AT-LAW,
  MORRISSEY, HAWKINS & LYNCH

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT,
  PROFESSOR EMERITUS, PACE UNIVERSITY

Salvatore J. Zizza
  CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS
Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

David I. Schachter
  VICE PRESIDENT & OMBUDSMAN

James E. McKee
  SECRETARY

INVESTMENT ADVISER
Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1422

CUSTODIAN
Boston Safe Deposit and Trust Company

COUNSEL
Skadden, Arps, Slate, Meagher & Flom, LLP

TRANSFER AGENT AND REGISTRAR
EquiServe Trust Company N.A.

STOCK EXCHANGE LISTING

                                          COMMON
                                          ------
NYSE-Symbol:                                GUT
Shares Outstanding:                     15,127,034

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
     For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds'
     Internet homepage at: HTTP://WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Notice is hereby given in accordance with Section 23(c) of the
     Investment Company Act of 1940, as amended, that the Utility Trust may, from time to time, purchase its shares in the open market when the Utility Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

THE GABELLI UTILITY TRUST
ONE CORPORATE CENTER
RYE, NY  10580-1422
(914) 921-5070
HTTP://WWW.GABELLI.COM


                                                       THIRD QUARTER REPORT
                                                         SEPTEMBER 30, 2002










                                                                GBFUF 09/02